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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     1-1136                22-079-0350
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
        of Incorporation)                                Identification Number)

                                 345 Park Avenue
                               New York, NY, 10154
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 546-4000

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Item 7.  Financial Statements and Exhibit

         (c)  Exhibit

         Exhibit 99   Press Release of Bristol-Myers Squibb Company dated
                          April 29, 2003, reporting Bristol-Myers Squibb's financial results for the first quarter of 2003.

Item 9.  Regulation FD disclosure

     Incorporated by reference is a press release issued by the Registrant on April 29, 2003 regarding earnings for the first quarter of 2003, attached as
Exhibit 99. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, on Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BRISTOL-MYERS SQUIBB COMPANY


                                       By: (s) Sandra Leung
                                       ---------------------------------------
                                        Sandra Leung
                                        Title: Vice President and Secretary


Dated: April 29, 2003

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                                  EXHIBIT INDEX

Exhibit No.          Description
99                   Press Release of Bristol-Myers Squibb Company dated April 29,
                     2003, reporting Bristol-Myers Squibb's financial results for the first quarter of 2003.